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                                                                      EXHIBIT 99







    Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Titla 18, United States Code), each of the undersigned officers of Detrex Corporation, a Michigan corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2002 as filed with the Securities Exchange Commission (the "Report") that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


November 14, 2002          /s/ Thomas E. Mark
                           ---------------------------------------------
                           Thomas E. Mark
                           President and Chief Executive Officer


November 14, 2002          /s/ Steven J. Quinlan
                           ---------------------------------------------
                           Steven J. Quinlan
                           Treasurer, Controller and Chief Accounting Officer